                                                                     EXHIBIT 3.9

                               STATE OF DELAWARE
                                                                          PAGE 2
                        OFFICE OF THE SECRETARY OF STATE

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "RADIO ONE OF DETROIT, LLC" FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER A.D. 2001, AT 9:01 O'CLOCK A.M.

      AND I DO HEREBY FURTHER THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D.2001.

                     [SEAL]            /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2903725 8100V                                           AUTHENTICATION:  1522653

010660210                                                         DATE: 12-21-01

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                            CERTIFICATE OF FORMATION

- FIRST: The name of the limited liability company is Radio One of Detroit, LLC.

- SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

-     THIRD: This Certificate of Formation shall be effective on December 31,
      2001

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Radio One of Detroit, LLC this 19th day of December, 2001.

                                           BY: /s/ Donna Mcclurking-Fletchter
                                               ---------------------------------
                                               AUTHORIZED PERSON(s)

                                         NAME: Donna Mcclurkin-Fletcher
                                               ---------------------------------
                                               TYPE OR PRINT

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                      FILED 09:01 AM 12/20/2001
                                                          010660210 - 2903725
[ILLEGIBLE]

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